Exhibit 99.4
The following unaudited condensed consolidated pro forma balance sheet as of September 30, 2007, and the unaudited condensed consolidated pro forma statements of income and comprehensive income for the twelve months ended December 31, 2006 and nine months ended September 30, 2007, have been prepared to reflect the acquisition by Community First, Inc. (“Community First”) of 100% of the outstanding shares of common stock of the First National Bank of Centerville (“FNBC”) on October 26, 2007. The unaudited condensed consolidated pro forma balance sheet is presented as if the transaction occurred on September 30, 2007, while the unaudited condensed consolidated pro forma statements of income and comprehensive income are presented as if the transaction occurred on January 1, 2006. The unaudited pro forma acquisition adjustments are preliminary and subject to change as additional analyses are performed and as additional information becomes available.
The unaudited condensed consolidated pro forma financial data set forth below is not necessarily indicative of results that would have actually been achieved if the transaction had been consummated as of the date indicated, or that may be achieved in the future. This information should be read in conjunction with the historical consolidated financial statements of Community First and FNBC, which for Community First are included in Community First’s Annual Report on Form 10-K for the year ended December 31, 2006 and which for FNBC are filed herewith as Exhibit 99.2.

Community First, Inc.
Consolidated Pro Forma Balance Sheet
September 30, 2007
(Unaudited)

	Community	First National Bank	Pro Forma		Pro Forma
($ amounts in thousands, except per share data)	First, Inc.	of Centerville	Adjustments		Combined
Assets

Cash and due from banks	$7,882	2,578			$10,460
Federal funds sold	15,167	3,479	(14,800	)(1)	3,846

Cash and cash equivalents	23,049	6,057	(14,800)		14,306

Securities available for sale	36,443	54,380	(8,000	)(2)	82,823
Mortgage loans held for sale	2,918	—			2,918
Loans	423,548	39,786			463,334
Allowance for loan losses	(4,887)	(738)			(5,625)

Net loans	418,661	39,048			457,709

Federal Home Loan Bank Stock	1,058	—			1,058
Premises and equipment	15,043	800			15,843
Accrued interest receivable	2,695	788			3,483
Core Deposit Intangible	—	—	1,500	(3)	1,500
Goodwill	—	—	5,617	(4)	5,617
Other assets	8,856	355			9,211

Total Assets	$508,723	101,428	(15,683)		$594,468

Liabilities and Shareholders’ Equity

Deposits:
Noninterest-bearing	$37,105	12,402			$49,507
Interest-bearing	380,793	72,727			453,520

Total Deposits	417,898	85,129			503,027

Subordinated Debentures	23,000	—			23,000
Federal Home Loan Bank Advances	19,500	—			19,500
Fed Funds Purchases	7,668	—			7,668
Accrued interest payable	2,969	456			3,425
Other liabilities	1,086	160			1,246

Total Liabilities	472,121	85,745			557,866

Shareholders’ equity:
Common stock	26,604	500	(500	)(5)	26,604
Additional paid-in capital	—	500	(500	)(5)	—
Retained earnings	10,067	14,922	(14,922	)(5)	10,067
Net unrealized losses on securities available-for sale, net of income taxes of $171,000	(69)	(239)	239	(5)	(69)

Total Shareholders’ Equity	36,602	15,683	(15,683)		36,602

Total Liabilities and Shareholders’ Equity	$508,723	101,428	(15,683)		$594,468

Adjustments:
(1) Community First, Inc. issues $15 million in subordinated debentures, the proceeds of which were invested in Fed Funds Sold and subsequently used to acquire a portion of the outstanding stock of First National Bank of Centerville.
(2) First National Bank of Centerville sells $8 million in available for sale securities to issue a distribution to Community First immediately following the closing of Community First, Inc.’s acquisition of all of the outstanding common stock of First National Bank of Centerville. This $8 million was used to pay a portion of the purchase price for the shares of First National Bank of Centerville common stock acquired by Community First, Inc.
(3) Core deposit intangible estimated at 3.6% of total deposits of $417,898.
(4) Goodwill recorded as the difference between the $22.8 million purchase price paid for 100% of the outstanding shares of common stock of First National Bank of Centerville and the fair market value of First National Bank of Centerville’s net assets including an available for sale securities adjustment of ($36), loan portfolio adjustment of $333 and fixed assets adjustment of $1,324.
(5) Elimination entry to consolidate First National Bank of Centerville into Community First, Inc.

Community First, Inc.
Consolidated Pro Forma Statements of Income and Comprehensive Income
Year End December 31, 2006
(Unaudited)
($ amounts in thousands, except per share data)

		First National
	Community	Bank	Pro Forma		Pro Forma
	First, Inc.	of Centerville	Adjustments		Combined
Interest income:
Loans, including fees	$24,023	$4,062			$28,085
Taxable securities	1,325	2,172			3,497
Tax-exempt securities	209	4			213
Federal funds sold and other	232	250			482

Total interest income	25,789	6,488			32,277

Interest expense:
Deposits	12,255	1,904			14,159
FHLB advances and federal funds purchased	673	—			673
Subordinated Debentures	600	—	$1,204	(1)	1,804

Total interest expense	13,528	1,904	1,204		16,636

Net interest income	12,261	4,584	(1,204)		15,641
Provision for loan losses	1,018	45			1,063

Net interest income after provision for loan losses	11,243	4,539	1,204		14,578

Noninterest income:
Service charges on deposit accounts	1,520	143			1,663
Mortgage banking activities	666	—			666
Gain on sale of land	390	—			390
Other	549	338			887

Total noninterest income	3,125	481			3,606

Noninterest expense:
Salaries and employee benefits	5,451	2,077			7,528
Occupancy	550	242			792
Furniture and equipment	545	224			769
Data processing fees	684	471			1,155
Advertising and public relations	509	55			564
Amortization of Core Deposit Intangible	—	—	200	(2)	200
Other	2,714	650			3,364

Total noninterest expenses	10,453	3,719	200		14,372

Income before income taxes	3,915	1,301	(1,404)		3,812
Income taxes	1,113	484			1,597

Net income	$2,802	$817	$(1,404)		$2,215

Other comprehensive income:
Unrealized gains (losses) on securities, net	82	241			323

Comprehensive income	$2,884	$1,058	$(1,404)		$2,538

Earnings per share
Basic	$0.97	$16.34			0.77
Diluted	$0.94	$16.34			$.74

Weighted average shares outstanding
Basic	2,882,041	50,000			2,882,041
Diluted	2,981,080	50,000			2,981,080
Dividends per share	$0.20	$8.00			$0.20
Adjustments:
(1) Annual interest expense related to issuance of $15 million in subordinated debentures the proceeds of which were used to acquire a portion of the outstanding common stock of First National Bank of Centerville.
(2) Amortization expense related to core deposit intangible based on double declining method over 15 years.

Community First, Inc.
Consolidated Pro Forma Statements of Income and Comprehensive Income
Nine Months Ended September 30, 2007
(Unaudited)
($ amounts in thousands, except per share data)

		First National
	Community	Bank of	Pro Forma	Pro Forma
	First, Inc.	Centerville	Adjustments	Combined
Interest income:
Loans, including fees	$23,462	$2,907		$26,369
Taxable securities	1,227	1,982		3,209
Tax-exempt securities	175	—		175
Federal funds sold and other	107	118		225

Total interest income	24,971	5,007		29,978

Interest expense:
Deposits	12,957	1,641		14,598
FHLB advances and federal funds purchased	768	1		769
Subordinated Debentures	488	—	$903 (1)	1,391

Total interest expense	14,213	1,642	903	16,758

Net interest income	10,758	3,365	(903)	13,220
Provision for loan losses	744	—		744

Net interest income after provision for loan losses	10,014	3,365	(903)	12,476

Noninterest income:
Service charges on deposit accounts	1,157	116		1,273
Mortgage banking activities	938	—		938
Gain on sale of land	—	—		—
Other	522	256		778

Total noninterest income	2,617	372		2,989

Noninterest expense:
Salaries and employee benefits	5,075	1,505		6,580
Occupancy	602	206		808
Furniture and equipment	499	168		667
Data processing fees	580	386		966
Advertising and public relations	502	52		554
Amortization of Core Deposit Intangible	—	—	150 (2)	150
Other	2,550	504		3,054

Total noninterest expenses	9,808	2,821	150	12,779

Income before income taxes	2,823	916	(1,053)	2,686
Income taxes	790	340		1,130

Net income	$2,033	$576	$(1,053)	$1,556

Other comprehensive income:
Unrealized gains (losses) on securities, net	(7)	36		(7)

Comprehensive income	$2,026	$612		$1,549

Earnings per share
Basic	$0.65	$12.24		$0.50
Diluted	$0.63	$12.24		$0.48

Weighted average shares outstanding
Basic	3,138,686	50,000		3,138,686
Diluted	3,241,865	50,000		3,241,865
Dividends per share	$0.22	$6.32		$0.22
Adjustments:
(1) Annual interest expense related to issuance of $15 million in subordinated debentures the proceeds of which were used to acquire a portion of the outstanding common stock of First National Bank of Centerville.
(2) Amortization expense related to core deposit intangible based on double declining method over 15 years.